METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 30, 2012

TO THE

SUMMARY PROSPECTUS DATED APRIL 30, 2012

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

The Board of Trustees of Metropolitan Series Fund (the “Trust”) has approved a change of subadviser for the BlackRock Aggressive Growth Portfolio (the “Portfolio”) from BlackRock Advisors, LLC (“BlackRock”) to Frontier Capital Management Company, LLC (“Frontier”) to be effective January 7, 2013, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and Frontier. Effective January 7, 2013, the name of the Portfolio will change to Frontier Mid Cap Growth Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Summary Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Summary Prospectus to BlackRock will change to Frontier. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to BlackRock and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Summary Prospectus are effective January 7, 2013:

In the Portfolio Summary, the table in the section entitled “Annual Portfolio Operating Expenses” is deleted in its entirety and replaced with the following:

	Class A	Class B	Class D	Class E
Management Fee	0.73%	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	None	0.25%	0.10%	0.15%
Other Expenses	0.04%	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.77%	1.02%	0.87%	0.92%
Fee Waiver(1)	(0.01%)	(0.01%)	(0.01%)	(0.01%)

Net Operating Expenses(1)	0.76%	1.01%	0.86%	0.91%

(1)	Restated to reflect that MetLife Advisers has contractually agreed, for the period January 7, 2013 through April 30, 2014, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% on the first $500 million of average daily net assets, 0.70% on the next $350 million, 0.675% on the next $400 million and 0.65% on amounts in excess of $1.25 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

In the Portfolio Summary, the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in effect for the specified period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class D	Class E
1 Year	$ 78	$ 103	$ 88	$ 93
3 Years	$244	$ 323	$ 275	$ 291
5 Years	$426	$ 561	$ 480	$ 507
10 Years	$952	$1,246	$1,071	$1,129

In the Portfolio Summary, the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Frontier Capital Management Company, LLC (“Frontier”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in equity securities of mid-cap companies. Equity securities may include common and preferred stock and convertible securities. Frontier currently defines “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index) or the S&P MidCap 400 Index. As of September 30, 2012, the market capitalizations of companies in the Russell Midcap Index ranged from $501.24 million to $20.05 billion. As of September 30, 2012, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $501.24 million to $13.74 billion.

The Portfolio reserves the flexibility to also invest up to 20% of the Portfolio’s total assets in other securities across the full spectrum from small- to large-cap companies. Frontier may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts, including emerging market securities. The Portfolio generally will not invest more than 25% of its total assets in foreign securities.

Stock Selection

In selecting securities for the Portfolio, Frontier employs a Growth-at-a-Reasonable-Price approach to identify, in its opinion, the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that there are three key drivers of long-term, consistent performance. Frontier looks for companies that, in its opinion, have: (i) sound business models with strong management teams and secular growth prospects; (ii) unrecognized earnings power; and (iii) attractive valuations.

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In the Portfolio Summary, the disclosures entitled Investment Company and Exchange Traded Fund Risk, Interest Rate Risk, Credit and Counterparty Risk, and Forward Commitment, When-Issued and Delayed Delivery Securities Risk in the section entitled “Primary Risks” are deleted in their entirety. In addition, Convertible Securities Risk is deleted in its entirety and replaced with the following:

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

In the Portfolio Summary, the first paragraph in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. Effective January 7, 2013, Frontier became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadvisers.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Frontier Capital Management Company, LLC (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. Stephen M. Knightly, CFA, President of Frontier, has been the lead manager of the Portfolio since January 2013.

Christopher J. Scarpa, a Vice President of Frontier, has been manager of the Portfolio since January 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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